March 11, 2019

[_______],

We are excited to share that we have signed today a definitive agreement to acquire Mellanox, the leader in high-performance datacenter interconnect technology. We believe this acquisition will strengthen NVIDIA’s leadership position in high performance computing (HPC), enabling us to better serve you and accelerate innovation.

Modern workloads in artificial intelligence, scientific computing, and data science have put enormous performance demands on hyperscale and enterprise datacenters. Together, we will combine two of the world’s leading companies in HPC, uniting NVIDIA’s strength in accelerating processing workloads with Mellanox’s expertise in transferring data within the datacenter.

We’ve collaborated with Mellanox for years to build many of the world’s highest performance data center systems. Now, we are excited to build on what we feel is a natural extension of our existing partnership and a great fit given our common performance driven cultures and focus on innovation.

You are a valued customer, and this acquisition means:

•
You will have access to streamlined solutions across the entire computing and networking stack with the addition of Mellanox high-speed interconnects, which provide the market’s highest throughput and lowest latency.

•	Mellanox’s system-to-system data center-scale interconnect platform will help to strengthen our platform and allow us to innovate across the compute, networking and storage stacks.

•
The companies’ outstanding and complementary engineering talent from two of the world’s leading innovation centers, Silicon Valley and Israel, will be brought together to work toward solving today’s most important computing challenges.

This is the beginning of a journey to combine our companies. The transaction is expected to close by the end of calendar year 2019. We will remain separate and independent companies until the close, and there is no change to how we do business. You can continue to expect the superior products, services and support we deliver to you today.

We know that clear communications are a cornerstone to our relationship with you. As we advance through this progress in the months ahead, we’ll continue to keep you updated and informed. If you have any questions, do not hesitate to reach out to me for more information.

Thank you for your ongoing business and valued partnership.

Regards,
[___________]

Forward Looking Statements

All statements included or incorporated by reference in this communication, other than statements or characterizations of historical fact, are forward-looking statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on NVIDIA’s current expectations, estimates and projections about its business and industry, management’s beliefs, and certain assumptions made by NVIDIA and Mellanox, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “goals,” “likely,” “might,” “project,” “target,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” or similar expressions, and variations or negatives of these words. Certain statements in this press release including, but not limited to, statements as to the proposed transaction and acquisition of Mellanox by NVIDIA, including statements regarding the benefits of the transaction and what the combined companies will offer, the timing, price and closing conditions of the transaction, and statements regarding the companies’ products and markets are forward-looking statements that are subject to risks and uncertainties that could cause results to be materially different than expectations.

These forward-looking statements are based on current expectations and are not guarantees of future results. Many factors could cause actual future events to differ materially from the forward looking statements in this document, including the following, among others: the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the companies’ business and the price of its stock; uncertainties as to the timing of the consummation of the transaction and the failure to satisfy the conditions to the consummation of the transaction, including the receipt of certain governmental and regulatory approvals; the potential for regulatory authorities to require divestitures, behavioral remedies or other concessions in order to obtain their approval of the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the transaction on NVIDIA’s business relationships, operating results, and business generally; delays, disruptions or increased costs in the integration of Mellanox’s technology in existing or new products; Mellanox shareholders may not approve the transaction; expected benefits and other financial benefits of the transaction may not be realized; integration of the acquisition post-closing may not occur as anticipated, and the combined companies’ ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the combined companies’ existing businesses may incur; litigation related to the transaction or otherwise or limitations or restrictions imposed by regulatory authorities may delay or negatively impact the transaction; unanticipated restructuring costs may be incurred or undisclosed liabilities assumed; attempts to retain key personnel and customers may not succeed; risks related to diverting management’s attention from NVIDIA’s ongoing business operations; the business combination or the combined company’s products may not be supported by third parties; actions by competitors may negatively impact results; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; there may be negative changes in general economic conditions in the regions or the industries in which NVIDIA and Mellanox operate; and other risks described in NVIDIA’s and Mellanox’s filings with the Securities and Exchange Commission (“SEC”). In addition, please refer to the documents that NVIDIA and Mellanox file with the Securities and Exchange Commission on Forms 10-K, 10-Q, and 8-K. These filings identify and address other important risks and uncertainties that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this document. These forward-looking statements are not guarantees of future events performance and speak only as of the date hereof, and, except as required by law, NVIDIA and Mellanox disclaim any obligation to update these forward-looking statements to reflect future events or circumstances.

In addition, actual results are subject to other risks and uncertainties that relate more broadly to NVIDIA’s overall business, including those more fully described in NVIDIA’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended January 27, 2019, and Mellanox’s overall business and financial condition, including those more fully described in Mellanox’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 31, 2018. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and NVIDIA’s filings with the SEC.

Except as required by applicable law, NVIDIA does not undertake any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. NVIDIA can give no assurance that the conditions to the transaction will be satisfied.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction. Mellanox intends to file with the SEC and mail or otherwise provide to its shareholders a proxy statement in connection with the proposed transaction with NVIDIA (the “proxy statement”), and each party will file other documents regarding the proposed transaction with the SEC. The definitive proxy statement will be sent or given to the shareholders of Mellanox and will contain important information about the proposed transaction and related matters. This communication is not a substitute for the proxy statement or any other document that may be filed by Mellanox with the SEC. Investors and security holders are urged to read the proxy statement in its entirety and other relevant documents filed with the SEC in connection with the proposed transaction or incorporated by reference therein when they become available before making any voting or investment decision with respect to the proposed transaction because they will contain important information about the proposed transaction and the parties to the proposed transaction.

You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). In addition, investors and shareholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by NVIDIA on NVIDIA’s Investor Relations website (https://investor.nvidia.com/) or by writing to NVIDIA, Investor Relations, 2788 San Tomas Expressway, Santa Clara, CA 95051 (for documents filed with the SEC by NVIDIA), or by Mellanox on Mellanox’s Investor Relations website (ir.mellanox.com) or by writing to Mellanox, Investor Relations, Hakidma 26 Ofer Industrial Park Yokneam Israel, 2069200, IR@mellanox.com (for documents filed with the SEC by Mellanox).

Participants in the Solicitation

NVIDIA, Mellanox and certain of their respective directors, executive officers, other members of management and employees and agents retained, may, under SEC rules, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Mellanox shareholders in connection with the proposed transaction will be set forth in the proxy statement when it is filed with the SEC. You can find more detailed information about NVIDIA’s executive officers and directors in its definitive proxy statement filed with the SEC on April 6, 2018. You can find more detailed information about Mellanox’s executive officers and directors in its annual report on Form 10-K filed with the SEC on February 21, 2019. To the extent holdings of securities by each company’s directors or executive officers have changed since the amounts disclosed in each company’s respective proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding these persons and their interests in the proposed transaction will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. These documents, when available, can be obtained free of charge from the sources indicated above.